UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

 FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2013

Sotheby’s
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-9750 (Commission File Number)	38-2478409 (I.R.S. Employer Identification No.)

1334 York Avenue
New York, New York (10021)
(Address of principal executive offices) (Zip Code)

212-606-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On October 4, 2013, Sotheby’s (the “Company”) announced that its Board of Directors adopted a shareholder rights plan and declared a dividend distribution of one preferred share purchase right on each outstanding share of the Company’s common stock and issued a press release relating to such events, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits

(d)	Exhibits.	The following exhibits are being filed herewith:

	99.1	Press Release of Sotheby's dated October 4, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 4, 2013

SOTHEBY’S

By: /s/ Gilbert Klemann, II
Name: Gilbert Klemann, II
Title: Executive Vice President, Worldwide
General Counsel and Secretary

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press Release of Sotheby’s dated October 4, 2013.